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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 21, 2000

                         TEXAS INSTRUMENTS INCORPORATED
               (Exact name of Registrant as specified in charter)

          DELAWARE                     001-03761                  75-0289970
(State or other jurisdiction    (Commission file number)      (I.R.S. employer
     of incorporation)                                       identification no.)

                               12500 TI BOULEVARD
                                 P.O. BOX 660199
                            DALLAS, TEXAS 75266-0199
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (972) 995-3773

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ITEM 5.  OTHER EVENTS.

         On June 21, 2000, Texas Instruments Incorporated, a Delaware corporation ("TI"), announced a definitive agreement to acquire Burr-Brown Corporation, a Delaware corporation ("Burr-Brown"), located in Tucson, Arizona, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 21, 2000, among TI, Burma Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of TI ("Burma"), and Burr-Brown. Subject to the conditions set forth in the Merger Agreement, Burma will be merged with and into Burr-Brown (the "Merger"). Pursuant to the Merger Agreement, 1.3 shares of TI common stock, par value $1.00 per share ("TI Common Stock"), will be issued for each outstanding share of Burr-Brown common stock, par value $0.01 per share ("Burr-Brown Common Stock"). Likewise, each share of Burr-Brown Common Stock issuable under options and convertible notes will become convertible into 1.3 shares of TI Common Stock. The value of the transaction, based upon the closing price of TI Common Stock on June 21, 2000, is approximately $7.6 billion.

         The consummation of the Merger is subject to various conditions precedent, including (i) approval and adoption of the Merger Agreement by the stockholders of Burr-Brown and (ii) expiration or early termination of the waiting period required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any comparable requirements of foreign governmental entities.

         Burr-Brown has granted TI an option to acquire 11,236,702 shares of Burr-Brown Common Stock at an exercise price of $112.94 per share, exercisable upon the occurrence of certain events. In addition, certain officers and directors of Burr-Brown have agreed to vote in favor of the approval of the Merger Agreement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  99.1 Press release issued by Texas Instruments on June 21, 2000, announcing the definitive agreement to acquire Burr-Brown.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TEXAS INSTRUMENTS INCORPORATED



Date:  June 29, 2000                    By: /s/ WILLIAM A. AYLESWORTH
                                            ---------------------------
                                            William A. Aylesworth
                                            Senior Vice President, Treasurer and
                                            Chief Financial Officer


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                               INDEX TO EXHIBITS

        EXHIBIT
        NUMBER             DESCRIPTION
        -------            -----------
         99.1              Press release dated June 21, 2000, announcing the
                           definitive agreement to acquire Burr-Brown.